UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2025

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Terms and Conditions for Cruise Vessel Financing

On July 17, 2025, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), as guarantor, and its subsidiaries NCL NextGen Class I Ltd. and NCL NextGen Class II Ltd., as borrowers, entered into separate credit facility agreements (collectively, the “Credit Facilities”) with, among others, Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent, and certain banks and financial institutions from time to time party thereto as lenders, for the financing of two new cruise vessels to be purchased by NCL NextGen Class I Ltd. (“Vessel 1”) and NCL NextGen Class II Ltd. (“Vessel 2” and, together with Vessel 1, the “Ships”). Each of the Credit Facilities will be insured by insurance policies issued by SACE S.p.A., the Italian state export credit agency (“SACE”), subject to certain conditions. Vessel 1 will be built for delivery in 2030 and Vessel 2 will be built for delivery in 2032.

Credit Facilities

Overview

The purpose of the Credit Facilities is to provide partial financing for the purchase of the Ships. Each Credit Facility provides for up to (i) $2,437,323,477.36 for Vessel 1 and (ii) $2,469,681,624.15 for Vessel 2, inclusive of, in each case, an amount equal to the applicable SACE insurance premium that would be payable based on the applicable pricing rate determined in accordance with NCLC’s credit rating at the relevant times. The maturity date for each Credit Facility is the twelfth anniversary of the delivery date of the relevant Ship.

Availability

The Credit Facilities will be available for drawing to fund 80% of the delivery payments under each of the construction contracts for the new Ships (the “Shipbuilding Contracts”), and to fund the relevant portion of each related SACE insurance premium, subject to certain conditions.

Interest Rate and Fees

The loans under the Credit Facilities will bear interest at a fixed interest rate equal to the difference between 1.55% per annum and the SIMEST S.p.A. – Società Italiana per le Imprese all'Estero (“SIMEST”) margin contribution to be notified to the Borrowers after the date of the Credit Facilities with a zero floor plus the applicable Commercial Interest Reference Rate of 5.08% for a financing in Dollars as set out in the interest make up agreement to be entered into between SIMEST and the ECA agent. The borrowers may elect for a floating interest rate to apply to the loans under the Credit Facilities under certain conditions outlined in the Credit Facilities.

In addition to paying interest on outstanding loans under our Credit Facilities, we will be required to pay customary agency, structuring and commitment fees.

Payments, Reductions and Prepayments

The loans under the Credit Facilities will be repaid in full in twenty-four equal semi-annual installments beginning on the sixth-month anniversary of the delivery date.

The borrowers under the Credit Facilities may voluntarily and permanently reduce the loan commitments under each Credit Facility, in whole or in part, at any time during specified periods. Drawings under each Credit Facility may be prepaid at any time subject to certain restrictions under the Credit Facilities and under other credit facilities insured by SACE and Euler Hermes Aktiengesellschaft, the German state export credit agency, in relation to ships delivered by Fincantieri S.p.A. and Meyer Werft GmbH, respectively.

The borrower under the relevant Credit Facility will be required to prepay outstanding amounts under such Credit Facility upon the sale or total loss of the Ship after the delivery date for the applicable Ship.

Guarantee and Security

All obligations of the borrower under each Credit Facility will be guaranteed by NCLC, and will be secured by (i) prior to delivery as a condition to any drawings, a first priority perfected share charge in the equity of the borrower and (ii) on delivery, a first lien ship mortgage on the relevant new Ship and by first priority assignments of certain interests related to such new Ship. In addition, 100% of the loans under each Credit Facility will be insured by SACE, subject to certain conditions.

The foregoing summaries of the Credit Facilities do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements, which are filed herewith and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	SACE Facility Agreement, dated July 17, 2025, among NCL NextGen Class I Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, BNP Paribas and Crédit Agricole Corporate and Investment Bank, as joint coordinators, Cassa Depositi e Prestiti S.P.A., Crédit Agricole Corporate and Investment Bank, BNP Paribas, Caixabank S.A., succursale in Italia, Banco Bilbao Vizcaya Argentaria, S.A., Milan Branch and Banco Santander, S.A., as joint bookrunners and mandated lead arrangers, KFW Ipex-Bank GMBH, as joint mandated lead arranger, Commerzbank AG, New York Branch and HSBC Bank Plc, as lead arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent, and security agent.#

10.2	SACE Facility Agreement, dated July 17, 2025, among NCL NextGen Class II Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, BNP Paribas and Crédit Agricole Corporate and Investment Bank, as joint coordinators, Cassa Depositi e Prestiti S.P.A., Crédit Agricole Corporate and Investment Bank, BNP Paribas, Caixabank S.A., succursale in Italia, Banco Bilbao Vizcaya Argentaria, S.A., Milan Branch and Banco Santander, S.A., as joint bookrunners and mandated lead arrangers, KFW Ipex-Bank GMBH and Intesa Sanpaolo Bank Luxembourg S.A., as joint mandated lead arrangers, Commerzbank AG, New York Branch and HSBC Bank Plc, as lead arrangers, Unicredit S.P.A., Banco BPM, and JPMorgan Chase Bank N.A., London Branch, as arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent, and security agent.#

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2025

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer